Exhibit 10.2
                                                   May 8, 1996

             ADVANCED TECHNOLOGY LABORATORIES, INC.

Amended 1992 Option, Stock Appreciation Right, Restricted Stock,
              Stock Grant and Performance Unit Plan

1.   Definitions

  The following terms have the corresponding meanings for purposes of the Plan:

  "Award Cycle" means a period of not less than three fiscal years over which performance units granted during a particular year are to be earned out.

  "Change of Control" means

  (a) a "Board Change." For purposes of the Plan, a Board Change shall have occurred if a majority of the seats (other than vacant seats) on the Corporation's Board of Directors (the "Board") were to be occupied by individuals who were neither (i) nominated by a majority of the Incumbent Directors nor (ii) appointed by directors so nominated. An "Incumbent Director" is a member of the Board who has been either (i) nominated by a majority of the directors of the Corporation then in office or (ii) appointed by directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

  (b) The acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Exchange
Act) (a "Person") of "Beneficial Ownership" (within the meaning of Rule 13d3 promulgated under the Exchange Act) of (i) 20% or more of either (A) the then outstanding shares of common stock (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"), in the case of either (A) or (B) of this clause (i), which acquisition is not approved in advance by a majority of the
Incumbent  Directors  or  (ii) 33% or more  of  either  (A)   the
Outstanding Corporation Common Stock or (B) the Outstanding Corporation Voting Securities, in the case of either (A) or (B) of this clause (ii), which acquisition is approved in advance by a majority of the Incumbent Directors; provided, however, that the following acquisitions shall not constitute a Change of
Control: (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and
(iii) of the following subsection (c) are satisfied; or

   (c) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting

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Securities,  as  the case may be, (ii) no Person  (excluding  the
Corporation, any employee benefit plan (or related trust) of  the
Corporation   or   such   corporation   resulting    from    such
reorganization,   merger   or  consolidation   and   any   Person
beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of
the   Outstanding   Corporation  Common  Stock   or   Outstanding
Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or
the   combined  voting  power  of  the  then  outstanding  voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were Incumbent Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

   (d) Approval by the stockholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were approved by a majority of the Incumbent Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

   "Committee" means the Committee provided for in Section 4, which shall administer the Plan.

   "Common Stock" means common stock, par value $0.01 per share, of the Corporation.

   "Corporation" means Advanced Technology Laboratories, Inc.,  a
Delaware corporation.

  "Designated Beneficiary" means any person designated in writing by a Participant as a legal recipient of payments due under an award in the event of the Participant's death, or in the absence of such designation, the Participant's estate. Such designation must be on file with the Corporation in order to be effective but, unless the Participant has made an irrevocable designation, may be changed from time to time by the Participant.

   "Fair Market Value" of the Common Stock as of any trading day means the average (rounded to the next highest cent in the case of fractions of a cent) of the high and low sales prices of the Common Stock as reported on such trading day by the NASDAQ National Market System. If no sales price is reported for the Common Stock on such trading day, then "Fair Market Value" shall mean the highest bid price reported for the Common Stock on such trading day by the National Quotation Bureau Incorporated or any similar nationally recognized organization. The Committee, in its sole discretion, shall make all determinations required by this definition.

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   "Participant"  means  an employee, consultant  or  independent contractor who has received an award under the Plan.

   "Payment Schedule" means the schedule adopted by the Committee in accordance with Section 10 with respect to an Award Cycle to govern determination of the Payment Value of a performance unit at the end of such Award Cycle in accordance with Section 10.

   "Payment Value" means the value, expressed in dollars, of a performance unit at the conclusion of an Award Cycle, determined in accordance with Section 10.

   "Plan"  means  this  Advanced  Technology  Laboratories,  Inc.
Amended 1992 Option, Stock Appreciation Right, Restricted  Stock,
Stock Grant and Performance Unit Plan.

  "Restricted Stock" means the shares of Common Stock referred to in Section 8.

   "Retirement" means the termination of the services of a Participant because of early or normal retirement as defined in the Westmark Retirement Plan.

   "Withholding Tax" means any tax, including any federal, state or local income tax, required by any governmental entity to be withheld or otherwise deducted and paid with respect to the transfer of shares of Common Stock as a result of the exercise of a Nonqualified Stock Option or stock appreciation right, the payment of performance units or the award of Restricted Stock or stock grants.

2.    Stock Subject to the Plan

   There are reserved for issuance upon the exercise of options, for issuance of Restricted Stock and stock grant awards and for issuance upon the payment of performance units and stock appreciation rights under the Plan 2,700,000 shares of Common Stock, of which no more than an aggregate of 550,000 shares may be issued as Restricted Stock awards and stock grants under the Plan. Such shares may be authorized and unissued shares of Common Stock or previously outstanding shares of Common Stock then held in the Corporation's treasury. If any option or stock appreciation right granted under the Plan shall expire or terminate for any reason (including, without limitation, by reason of its surrender, pursuant to the provisions of Section 6(f) or the third paragraph of Section 6(b) or otherwise, or cancellation, in whole or in part, pursuant to the provisions of
Section 6(c) or otherwise or pursuant to Section 7(f), or the substitution in place thereof of a new option or stock appreciation right) without having been exercised in full, the shares subject thereto shall again be available for the purposes of issuance under the Plan. If shares of Restricted Stock shall be forfeited and returned to the Corporation pursuant to the provisions of Section 8, such shares shall again be available for the purposes of issuance under the Plan. In no event shall shares of Common Stock which, under the Plan, are authorized to be used in payment of performance unit awards be deemed to be unavailable for purposes of the Plan until such shares have been issued in payment thereof in accordance with the provisions of
Section 10(g). Stock appreciation rights and performance unit awards providing for payments only in cash are not subject to the overall limitations referred to above.

3.   Administration

       The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have
plenary   authority,  in  its  discretion,   to   determine   the
individuals to whom, and the time or times at which, performance units or Restricted Stock shall be awarded and stock appreciation
rights   or   options   shall  be  granted  (including,   without
limitation, whether such options shall be Incentive Stock Options or Nonqualified Stock Options or a combination thereof, as such terms are defined in Section 6(a)) and the number of units and/or shares to be covered by each such award or grant. In making such determinations, the Committee may take into account the nature of the services rendered by

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

the respective Participants, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Restricted Stock, performance unit, stock appreciation right and option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations of the matters referred to in this Section 3 shall be conclusive. It is the intention of the Corporation that the Plan and the administration hereof comply in all respects with Section 16(b) of the Exchange Act, and the rules and regulations promulgated thereunder, and if any Plan provision is later found not to be in compliance with
Section 16(b), the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to persons who are subject to
Section 16 of the Exchange Act without so limiting or conditioning the Plan with respect to other persons.

4.   The Committee

   The Board shall designate a Committee of members of the Board which shall meet the requirements of Section 16(b) of the Exchange Act. Currently, the Committee shall consist solely of two or more members of the Board who are disinterested. If at any time an insufficient number of disinterested directors is available to serve on such Committee, interested directors may serve on the Committee; however, during such time, no options, stock appreciation rights or Restricted Stock shall be granted under the Plan to any person if the granting of such options, stock appreciation rights or Restricted Stock would not meet the requirements of Section 16(b) of the Exchange Act.

  For purposes of this Section 4, a "disinterested director" is a person who meets the definition of "disinterested person" as set forth in the rules and regulations promulgated under Section
16(b) of the Exchange Act. Currently, a disinterested director is a member of the Board who is not (and, during the 12-month period preceding his appointment as a member of the Committee has not been) granted or awarded stock, stock appreciation rights or other equity securities of the Corporation or any affiliated corporation pursuant to the Plan or any other plan of the
Corporation or any affiliated corporation except for formula plans (as such term is defined in Rule 16b-3 (c) (2) (ii) issued under the Exchange Act) or ongoing securities acquisition plans (as described in Rule 16b-3 (d) (2) (i) issued under the Exchange
Act). The Committee shall be appointed by the Board, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

5.   Eligibility

   The Committee may award performance units and Restricted Stock and grant options and stock appreciation rights only to employees, consultants or independent contractors (which term as used herein includes officers) of the Corporation and of its present and future subsidiary corporations ("subsidiaries"). Any person eligible under the Plan may receive one or more awards of performance units or Restricted Stock or one or more grants of options or stock appreciation rights, or any combination thereof, as the Committee shall from time to time determine, and such determinations may be different as to different Participants and may vary as to different awards and grants.

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

   The maximum number of shares of Common Stock with respect to which an option or options or a stock appreciation right or stock appreciation rights may be granted to any eligible employee in any one fiscal year of the Company shall not exceed ten percent of the aggregate number of shares of Common Stock authorized for issuance under the plan (the "Maximum Annual Employee Grant").

6.   Option Grants

   (a) The Committee is authorized under the Plan, in its discretion, to issue options as "Incentive Stock Options" (as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code")) or as "Nonqualified Stock Options" (all other options granted hereunder) and the options shall be designated as Incentive Stock Options or Nonqualified Stock Options in the applicable option agreement. The purchase price of the Common Stock under each option granted under the Plan shall be determined by the Committee but shall be not less than 100% of the Fair Market Value of the Common Stock at the
time such option is granted. Notwithstanding the previous sentence, any Nonqualified Stock Option may provide that the purchase price be equal to the average Fair Market Value of the Common Stock over any continuous period of trading days beginning and ending no more than 30 business days before or after the date such option is granted.

   (b) The Committee shall be authorized in its discretion to prescribe in the option grant the installments, if any, in which an option granted under the Plan shall become exercisable, provided that no option shall be exercisable prior to the first anniversary of the date of grant thereof except as provided in Sections 6(c), (d), (h), (i) and (j) or except as the Committee otherwise determines. In no case may an option be exercised as to less than 100 shares at any one time (or the remaining shares covered by the option if less than 100) during the term of the option. The Committee shall also be authorized to establish the manner of the exercise of an option. The term of each option shall be not more than 10 years from the date of grant thereof.

   In general, upon exercise, the option price is to be paid in full in cash; however, the Committee can determine at the time the option is granted for Incentive Stock Options or at any time prior to exercise for Nonqualified Stock Options, that additional forms of payment will be permitted. To the extent permitted by the Committee and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised (i) in Common Stock owned by the option holder having a Fair Market Value on the date of exercise equal to the aggregate option price, or in a combination of cash and stock; provided, however, that payment in stock shall not be made unless such stock shall have been owned by the option holder for a period of at least three months prior thereto; or (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker designated by the Corporation, all in accordance with the regulations of the Federal Reserve Board, to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise.

   In lieu of requiring an option holder to pay cash or stock and to receive in turn certificates for shares of Common Stock upon the exercise of a Nonqualified Stock Option, if the option so provides, the Committee may elect to require the option holder to surrender the option to the Corporation for cancellation as to all or any portion of the number of shares covered by the intended exercise and receive in exchange for such surrender a payment, at the election of the Committee, in cash, in shares of Common Stock or in a combination of cash and shares of Common Stock, equivalent to the appreciated value of the shares covered by the option surrendered for cancellation. Such appreciated value shall be the difference between the option price of such shares (as adjusted pursuant to Section 15) and the Fair Market Value of such shares, which shall for this purpose be determined by the Committee taking into consideration all relevant factors, but which shall not be less than the Fair Market Value of such shares on the date on which the option holder's notice of exercise is received by the Corporation. Upon delivery to the

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

Corporation of a notice of exercise of option, the Committee may avail itself of its right to require the option holder to surrender the option to the Corporation for cancellation as to shares covered by such intended exercise. The Committee's right of election shall expire, if not exercised, at the close of business on the fifth business day following the delivery to the Corporation of such notice. Should the Committee not exercise such right of election, the delivery of the aforesaid notice of exercise shall constitute an exercise by the option holder of the option to the extent therein set forth, and payment for the shares covered by such exercise shall become due immediately.

   (c)   In  the  event  that a Participant's  services  for  the
Corporation or one of its subsidiaries shall cease and the termination of such individual's service is for cause, the option shall automatically terminate upon first notification to the option holder of such termination of services, unless the Committee determines otherwise, and such option shall automatically terminate upon the date of such termination of services for all shares which were not purchasable upon such date. For purposes of this Section 6(c), "cause" is defined as a determination by the Committee that the option holder (i) has committed a felony, (ii) has engaged in an act or acts of deliberate and intentional dishonesty resulting or intended to result directly or indirectly in improper material gain to or personal enrichment of the individual at the Corporation's expense, or (iii) has willfully disobeyed the Corporation's appropriate rules, instructions or orders, and such willful disobeyance has continued for a period of 10 days following notice thereof from the Corporation.

   In the event of the termination of the services of the holder of an option because of Retirement or disability, he may (unless such option shall have been previously terminated pursuant to the provisions of the preceding paragraph or unless otherwise provided in his option grant) exercise such option at any time prior to the expiration of the option, (i) in the event of disability or normal Retirement, to the extent of the number of shares covered by such option, whether or not such shares had become purchasable by him at the date of the termination of his services and (ii) in the event of early Retirement, to the extent of the number of shares covered by such option at such time or times as such option becomes purchasable by him in accordance with its terms. (Although the option may be exercised after Retirement or disability, under Section 422 of the Code, if the option has been designated as an Incentive Stock Option, it must be exercised within three months after the date of Retirement or one year after the termination of employment due to disability in order to qualify for incentive stock option tax treatment.)

   In the event of the death of an individual to whom an option has been granted under the Plan, while he is performing services for the Corporation or a subsidiary, the option theretofore granted to him (unless his option shall have been previously terminated pursuant to the provisions of this Section 6(c) or unless otherwise provided in his option grant) may, subject to the limitations described in Section 6(g), be exercised by his Designated Beneficiary, by his legatee or legatees of the option under his last will, or by his personal representatives or distributees, at any time within a period of one year after his death, but not after the expiration of the option, to the extent of the remaining shares covered by his option whether or not such shares had become purchasable by such an individual at the date of his death. In the event of the death of an individual (i) during the one-year period following termination of his services or (ii) following termination of his services by reason of Retirement or disability, then the option (if not previously terminated pursuant to the provisions of this Section 6(c)) may be exercised during the remainder of such one-year period or during the remaining term of the option, respectively, by his Designated Beneficiary, by his legatee under his last will, or by his personal representative or distributee, but only to the extent of the number of shares purchasable by such Participant pursuant to the provisions of Section 6(d) at the date of termination of his services.

   In the event of the termination of the services of the holder of an option, other than by reason of Retirement, disability or death, he may (unless his option shall have been previously terminated pursuant to the provisions of this Section 6(c) or unless otherwise provided in his option grant) exercise his option at any time within one year after such termination, but not after the expiration of the option, to the extent of the number of shares covered by his option which were purchasable by him at the date of the

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termination of his services,  and such option shall automatically terminate upon the date of such termination of services for all shares which were not purchasable upon such date.

   (d) Notwithstanding the foregoing provisions, the Committee may determine, in its sole discretion, in the case of any termination of services, that the holder of an option may exercise such option to the extent of some or all of the remaining shares covered thereby whether or not such shares had become purchasable by such an individual at the date of the termination of his services and may exercise such option at any time prior to the expiration of the original term of the option, except that such extension shall not cause any Incentive Stock
Option to fail to continue to qualify as an Incentive Stock Option without the consent of the option holder. Options granted under the Plan shall not be affected by any change of relationship with the Corporation so long as the holder continues to be an employee, consultant or independent contractor of the Corporation or of a subsidiary; however, a change in a participant's status from an employee to a nonemployee (e.g., consultant or independent contractor) shall result in the termination of an outstanding Incentive Stock Option held by such participant in accordance with Section 6(c). The Committee, in its absolute discretion, may determine all questions of whether particular leaves of absence constitute a termination of services; provided, however, that with respect to incentive stock options, such determination shall be subject to any requirements contained in the Code. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Corporation or any other person or interfere in any way with the right of the Corporation or any other person to terminate his employment or other services at any time.

   (e) The date of grant of an option pursuant to the Plan shall be the date specified by the Committee at the time it grants such option, provided that such date shall not be prior to the date of such action by the Committee and that the price shall be determined in accordance with Section 6(a) on such date. The Committee shall promptly notify a grantee of an award and a written option grant shall promptly be duly executed and delivered by or on behalf of the Corporation.

   (f) The Committee shall be authorized, in its absolute discretion, to permit option holders to surrender outstanding options in exchange for the grant of new options or to require option holders to surrender outstanding options as a condition precedent to the grant of new options. The number of shares covered by the new options, the option price (subject to the provisions of Section 6(a)), the option period and other terms and conditions of the new options shall all be determined in accordance with the Plan and may be different from the provisions of the surrendered options.

   (g) In the event an optionee is granted Incentive Stock Options that in the aggregate entitle the optionee to purchase, in the first year such options become exercisable (whether under their original terms or as a result of the occurrence of an Acceleration Event, as defined below), Common Stock of the
Corporation, any parent corporation or any subsidiary of the Corporation having a Fair Market Value (determined as of the time such options are granted) in excess of $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. Such limitation shall not apply if the Internal Revenue Service publicly rules, issues a private ruling to the
Corporation, any optionee of the Corporation or any legatee, personal representative or distributee of an optionee or states in proposed, temporary or final regulations that provisions which allow the full exercise of an optionee's Incentive Stock Options upon the occurrence of the relevant Acceleration Event do not violate Section 422(d) of the Code. An "Acceleration Event" means (i) a determination of the Committee to allow an optionee to exercise his options in full upon termination of his employment or other service as provided in Section 6(c) or (d),
(ii) the death of an optionee while he is employed by the Corporation or a subsidiary, (iii) any Change of Control, or (iv) the optionee's termination of employment or other service under circumstances that will allow him to exercise options not otherwise exercisable pursuant to Section 6(j).

   (h) Notwithstanding any contrary waiting period, installment period or other limitation or restriction in any option agreement or in the Plan, in the event of a Change of Control, each option outstanding under the Plan shall thereupon become exercisable at any time during the remaining term of the option, but not after the term of the option, to the extent of the number of shares covered by the option, whether or not such shares had become purchasable by the Participant thereunder immediately prior to such Change of Control, subject, however, to the limitations described in Section 6(g), by the holder of the option.

   (i) Anything in the Plan to the contrary notwithstanding, during the 90-day period from and after a Change of Control (x) an optionee (other than an optionee who initiated a Change of Control in a capacity other than as an officer or a Director of the Corporation) who is an officer or a Director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to an option that was granted at least six months prior to the date of exercise pursuant to this sentence and is unaccompanied by a stock appreciation right and (y) any other optionee who is not an officer or a Director with respect to an option that is unaccompanied by a stock appreciation right shall, unless the Committee shall determine otherwise at the time of grant, have the right, in lieu of the payment of the full purchase price of the shares of Common Stock being purchased under the option and by giving written notice to the Corporation, to elect (within such 90-day period) to surrender all or part of the option to the Corporation and to receive in cash an amount equal to the amount by which the amount determined pursuant to
Section 7(d) hereof on the date of exercise (determined as if the optionee had exercised a limited stock appreciation right on such date) shall exceed the purchase price per share under the option multiplied by the number of shares of Common Stock granted under the stock option as to which the right granted by this sentence shall have been exercised. Such written notice shall specify the optionee's election to purchase shares granted under the option or to receive the cash payment referred to in the immediately preceding sentence.

   (j) Notwithstanding the foregoing provisions, the optionee's employment or other contract with the Corporation may provide that upon termination of his employment or other services for other than cause or for "good reason" (as defined in his contract), all stock options shall become immediately exercisable.

7.   Stock Appreciation Rights

   (a) Stock appreciation rights may be paid upon exercise in cash, Common Stock or any combination thereof, as the Committee in its sole discretion may determine. A stock appreciation right is an incentive award that permits the holder to receive (per share covered thereby) an amount equal to the amount by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the Fair Market Value of such share on the date the stock appreciation right was granted.

   (b) The Committee may grant a stock appreciation right separately or in tandem with a related option and may grant both "general" and "limited" stock appreciation rights. A general stock appreciation right granted in tandem with a related option will generally have the same terms and provisions as the related option with respect to exercisability, and the base price of such a stock appreciation right will generally be equal to the option price under the related option. Upon the exercise of a tandem stock appreciation right, the related option will be deemed to be exercised for all purposes of the Plan and vice versa.

   (c) A general stock appreciation right granted separately and not in tandem with any option will have such terms as the Committee may determine. The base price of a stand-alone stock appreciation right may not be less than the Fair Market Value of the Common Stock, determined as in Section 6(a) in the case of a Nonqualified Stock Option; the term of a stand-alone stock appreciation right may not be greater than 10 years from the date it was granted.

   (d) A limited stock appreciation right may be exercised only during the 90 calendar days immediately following the date of a Change in Control. For the purpose of determining the amount payable upon exercise of a limited stock appreciation right, the fair market value of the Common Stock will be equal to the higher of (x) the highest Fair Market Value of the Common Stock during the 90-day
period  ending  on  the  date  the  limited   stock  appreciation
right  is  exercised  and  (y)  whichever  of   the following is
applicable:

      (i)   the  highest per share price paid in  any  tender  or
exchange  offer  which is in effect at any  time  during  the  90 calendar days preceding the exercise of the limited right;

      (ii) the fixed or formula price for the acquisition of shares of Common Stock in a merger or similar agreement approved by the Corporation's stockholders or Board, if such price is determinable on the date of exercise; and

     (iii) the highest price per share paid to any stockholder of the Corporation in a transaction or group of transactions giving rise to the exercisability of the limited right. In no event, however, may the holder of a limited stock appreciation right granted in tandem with a related Incentive Stock Option receive an amount in excess of the maximum amount which will enable the option to continue to qualify as an Incentive Stock Option without the consent of the Participant.

      (e) Limited stock appreciation rights are payable only in cash. General stand-alone stock appreciation rights are payable only in cash, unless the Committee provides otherwise at the time of grant. General stock appreciation rights granted in tandem with a related option are payable in cash, Common Stock or any combination thereof, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, and to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a payment, in whole or in part, of cash upon exercise of a stock appreciation fight may be made to an optionee who is an officer or director of the Corporation (within the meaning  of  Section 16 of the Exchange Act  and  the  rules  and regulations promulgated thereunder) only if (i) the fight was granted at least six months prior to the date of exercise (except that in the event of the death or disability of the optionee prior to the expiration of the sixmonth period, this limitation shall not apply) and (ii) the optionee's election to receive cash in settlement of the fight and the exercise of the right are made
(a) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Corporation and ending on the twelfth business day following such date, (b) six months prior to the date the stock appreciation right becomes taxable or (c) during the 90-day period from and after a Change of Control.

      (f) Unless otherwise provided by the Committee at the time of grant, the provisions of Section 6 relating to the termination of the service of a holder of an option shall apply equally, to the extent applicable, to the holder of a stock appreciation right.

8.   Restricted Stock Awards

   (a) The consideration to be received for shares of Restricted Stock issued hereunder out of authorized but unissued shares or out of treasury shares shall be equal to cash in an amount equal to the par value thereof and past services for the Corporation. The recipient of Restricted Stock shall be recorded as a stockholder of the Corporation, at which time the Corporation, at its discretion, may either issue a Restricted Stock Certificate or make a book entry credit in the Corporation's stock ledger to evidence the award of such Restricted Stock, and the Participant shall have, subject to the provisions hereof, all the rights of a stockholder with respect to such shares and receive all dividends or other distributions made or paid with respect to such shares; provided, that the shares themselves, and any new, additional or different shares or securities which the recipient may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Corporation, shall be subject to the restrictions hereinafter described.

   (b) During a period of years following the date of grant, as determined by the Committee, which shall in no event be less than one year (the "Restricted Period"), the Restricted Stock or any rights thereto may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or the transfer thereof to the Corporation under the provisions of the next succeeding paragraph. In the event of the death or normal Retirement of the recipient during the Restricted Period, such restrictions shall immediately lapse, and the recipient or, in the case of the recipient's death, his Designated Beneficiary, the legatee under his last will or his personal representative or distributee shall be free to transfer, encumber or otherwise dispose of the Restricted Stock. In the event of the early Retirement of the recipient during the Restricted Period, such restrictions shall continue until they lapse in accordance with the terms of the grant.

   Except as provided in Section 8(c), in the event that, during the Restricted Period, the service of the recipient by the
Corporation or one of its subsidiaries is terminated for any reason (including termination with or without cause by the Corporation or such subsidiary or resignation by the recipient), other than termination of service due to the Retirement or death of the recipient, then the shares of Restricted Stock held by him shall be forfeited to the Corporation and the recipient shall immediately transfer and return to the Corporation the certificates, if any have been issued to him, representing all the Restricted Stock and the recipient's rights as a stockholder with respect to the Restricted Stock shall cease, effective with such termination of service. Notwithstanding the foregoing, the recipient's service contract with the Corporation may provide that upon termination of his service for other than cause or for good reason, all Restricted Stock shall cease to be subject to such restrictions.

  A recipient's rights to Restricted Stock may not be assigned or transferred except upon death by will, descent or distribution. In the event of any attempt by the recipient to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the provisions hereof, such shares shall be forfeited to the Corporation.

   (c) Notwithstanding the Restricted Period contained in the grant of Restricted Stock, in the event of a Change of Control (as defined in Section 1), all restrictions on shares of Restricted Stock shall immediately lapse and such Restricted Shares shall become immediately transferable and nonforfeitable.

   (d) Notwithstanding anything contained in the Plan to the contrary, the Committee may determine, in its sole discretion, in the case of any termination of a recipient's service, that the restrictions on some or all of the shares of Restricted Stock
awarded   to  a  recipient  shall  immediately  lapse  and   such
Restricted Shares shall become immediately transferable and nonforfeitable.

9.   Stock Grant Awards

  (a) Each nonofficer employee of the Corporation is eligible to receive a grant of Common Stock as a stock bonus (i) at the end of each fiscal year or (ii) if the employee terminates prior to year-end, at the time of termination. The number of shares to be granted shall be determined by setting a percentage of the employee's salary at the fiscal year-end or time of termination and dividing that amount by the price per share of the Common Stock or by any other method determined by the Committee. For this purpose, the price for the Common Stock shall be the Fair Market Value on the date of grant and each grant shall be for full shares only; any fractional shares resulting from this calculation shall be disregarded. The consideration to be received for shares of Common Stock issued under this Section 9(a) shall be cash in an amount equal to the par value thereof and past services for the Corporation.

  (b) In addition, each recipient of a stock grant under Section 9(a) may be granted a cash award at the time the shares are issued in an amount sufficient to offset the recipient's estimated tax liabilities arising from the issuance of the Common Stock under Section 9(a).

   (c)   Determinations regarding eligibility  for  grants  under
Section 9 (a), the amount of individual grants of Common Stock, the amount of the cash offset award, the interpretation of
Section 9 and all other matters relating to the administration of
Section 9 are within the sole discretion of the Committee.

10.  Performance Unit Awards

  (a) Performance units which are awarded to a Participant shall have a "unit base value," expressed in dollars, determined by the Committee on the day on which the award is granted and generally determined to be the Fair Market Value of the Common Stock on such day. The performance units will also have a Payment Value at the end of the applicable Award Cycle contingent upon the performance of the Corporation and/or of such Participant's subsidiary, division or department during the Award Cycle. The performance measures may include, but shall not be limited to, cumulative growth in earnings per share or pretax profits, return on stockholders' equity, asset management, cash flow or return on capital employed. Such measures may be applied on an absolute basis or relative to industry indices and shall be defined in a manner which the Committee shall deem appropriate. For each performance unit awarded, the Committee shall determine the length of the Award Cycle, which shall be a period of not less than three fiscal years, and shall establish a Payment Schedule based upon the performance measures determined for such performance unit and the length of the Award Cycle, setting forth a range of Payment Values corresponding to performance levels targeted for the Corporation or such subsidiary, division or department. If during the course of an Award Cycle there should occur, in the opinion of the Committee, significant changes in economic conditions or in the nature of the operations of the Corporation or a subsidiary, division or department which the Committee did not foresee in establishing the performance measures for such Award Cycle and which, in the Committee's sole judgment have, or are expected to have, a substantial effect on the performance of the Corporation or of a Participant's subsidiary, division or department during such Award Cycle, the Committee may revise the Payment Schedule and performance measures formerly determined by it in such manner as the Committee, in its sole judgment, may deem appropriate except as otherwise provided in Section 10(1).

   (b) In determining the number of performance units to be awarded, the Committee shall take into account a person's responsibility level, performance, potential, cash compensation level and such other considerations as it deems appropriate.

  (c) Except as otherwise provided in Section 10(l), an award of performance units to a Participant shall terminate for all purposes if the services of the Participant for the Corporation or one of its subsidiaries ceases during the Award Cycle, except in the case of death, disability or retirement under the
Corporation's pension plan (including early retirement at the request of the Corporation), in which case (and provided that the Participant at the time of death, disability or retirement as aforesaid shall have maintained his employment or other qualifying relationship with the Corporation or one of its subsidiaries continuously during the period commencing on the date the award was granted and ending on the first anniversary thereof) the Participant will be entitled to payment (such payment to be made in accordance with the provisions of Section 10(d)) of the same portion of the Payment Value of the award the Participant would otherwise have been paid (such Payment Value, if any, to be determined at the conclusion of the applicable Award Cycle in accordance with the provisions of Sections 10(a) and 10(e) unless otherwise provided in Section 10(l)) as the portion of the Award Cycle during which the Participant maintained such relationship with the Corporation bears to the full Award Cycle. Under particular circumstances, the Committee may make other determinations with respect to Participants whose services do not meet the foregoing requirements, including the waiver of any of the requirements of this subsection (c) relating to periods of continuous service.

   (d) Except as otherwise provided in Section 10(l), unless the Committee otherwise determines, no payment with respect to performance units will be made to a Participant prior to the end of such Participant's Award Cycle; provided, however, that if a Participant should die during an Award Cycle and his award shall not have been terminated hereunder prior to his death, such Participant's Designated Beneficiary, the legatee under the
Participant's  last  will,  his personal  representative  or  his distributee may elect instead, subject to the approval of the Committee, to have the pro rata portion of the Participant's Payment Value determined by the Committee as of the end of the year during which such Participant's death occurred, based upon application of the Payment Schedule to the part of the Award Cycle which shall have elapsed (for such purpose, the cumulative growth rate or improvement achieved in the applicable performance measures to the end of the fiscal year in which death occurs will be assumed to continue for the Award Cycle), in which event such pro rata portion shall be paid in cash or Common Stock, as provided in Section 10(g), as soon as practicable following such year (or in such number of installments as shall have been requested by the Participant and approved by the Committee) to such Participant's Designated Beneficiary or legal representative.

   (e) Except as otherwise provided in Section 10(d) in the case of death, or in Section 10(l) in the case of a Change in Control, a Participant's interest in any performance units awarded to him shall mature on the last day of the Award Cycle for such award. The Payment Value of a performance unit shall be the dollar amount calculated on the basis of the Payment Schedule applicable to such Award Cycle.

  (f) The total amount of Payment Value due a Participant at the conclusion of an Award Cycle shall be paid on such date following the conclusion of such Award Cycle as the Committee shall designate, except as specifically otherwise provided in the Plan; provided, however, that the Committee shall have authority, if it deems appropriate, to defer payment (in cash or in stock or both in specified percentages) of the Payment Value due a Participant if the Participant shall request the Committee to do so at any time prior to the last year of the Award Cycle for such award. In respect of awards made or to be made in one or more deferred installments in cash, interest shall be credited semiannually on each such award at a rate to be determined semiannually by the Committee, but in no event shall such rate be less than the average rate on 10-year AAA new industrial corporate bonds during each such semiannual period as calculated on the basis of the average of such rates for each calendar week ending during the period January 1 through June 30 and July 1 through December 31; provided that awards made during any such six-month period shall be credited on the basis of the average rate for that period; and provided further that installments paid during any six-month period shall be credited with interest on the basis of the average rate for the next preceding six-month period, in each case adjusted for the number of days such award was to be credited. Unless paid to the recipient of such award at the time credited, interest at the foregoing rate shall be credited on the interest so credited until so paid. The foregoing minimum interest rate for any award that is payable in one or more deferred installments under the Plan may not be modified without the prior written consent of the Participant.

   Whenever an award is made in one or more deferred installments in Common Stock, the Committee may determine that there shall be credited on such award an amount equivalent to the dividends which would have been paid with respect to such shares of Common Stock if they had been issued and outstanding. Such dividend equivalents shall be credited on the dividend record dates until certificates for such shares shall have been delivered to the recipient of such award or until such earlier date as the Committee may determine.

   Such  interest and dividend equivalents shall be paid  to  the recipient of any such award in cash (or in property if the related dividend shall have been in property) at such time or times during the deferred period of such award or at the same time as the cash or shares of Common Stock to which such interest and dividend equivalents apply, all as the Committee shall determine. The Committee may also determine that any such dividend equivalents may be used to purchase additional shares of outstanding Common Stock (such shares to be valued for such purpose at Fair Market Value on the dividend record date) to be added to the shares of Common Stock covered by such award and held subject to the same terms and conditions, including provisions relating to the payment of amounts equivalent to dividends thereon.

  (g) Except as otherwise provided in Section 10(l), the Committee in its discretion may determine at the time of grant or at the end of the Award Cycle as to each Participant whether the payment of the Payment Value due a Participant shall be made (i) in cash, (ii) in shares of Common Stock (valued at the average Fair Market Value of the Common Stock for the five trading days immediately preceding the date of payment), or (iii) in a combination of cash and shares of Common Stock so valued.

   (h) If the payment of any award shall be deferred until after the termination of the services of the recipient by the Corporation or one of its subsidiaries, the cash or Common Stock covered by such award, together with any deferred interest or dividend equivalents thereon, shall be delivered in not more than 20 annual installments, commencing not later than the January 31 after such termination of services (or such other date as the Committee from time to time shall determine), all as the Committee may determine. If the payment of an award under the Plan is deferred, such payment thereafter may be accelerated so that such payment shall be made immediately or at such earlier time or in such less number of installments, in each case as the Committee may from time to time determine, but only with the prior written consent of the Participant.

   (i) A Participant to whom any award has been made shall not have any interest beyond that of a general creditor of the Corporation in the cash or Common Stock awarded, or in any interest or dividend equivalents credited to him until the cash has been paid to him or the certificates for the Common Stock have been delivered to him, as the case may be, in accordance with the provisions of the Plan.

   (j) In the case of the death of the recipient of an award, before or after the termination of his services, any unpaid installments of such deferred award shall pass to the Designated Beneficiary, the legatee under the Participant's last will, his personal representative or his distributee. Unpaid installments of a deferred award shall be paid either in the same installments as originally provided or otherwise as the Committee may determine in individual cases.

  (k) Subject to the provisions of Section 10(l), in any case in which payment of an award is to be made in Common Stock, the Corporation shall have the right, in lieu of delivering the certificate or certificates for any or all of the stock which would otherwise be deliverable to the Participant pursuant to the Plan, to pay to such Participant on the date on which such certificate or certificates would otherwise be deliverable an amount in cash equal to the Fair Market Value of such Common Stock on such date or dates as may be determined by the Committee, but not more than five trading days prior to such date, all as the Committee may determine in individual cases.

   (l) Anything herein to the contrary notwithstanding, in the event of a Change of Control, with respect to any unmatured performance unit awards which a Participant held immediately prior to such Change of Control, the Participant will be entitled to immediate payment in cash (unless payment of such performance unit awards shall be deferred in accordance with Section 10(f), in which event the amount provided to be payable by this Section 10(l) shall also be so deferred) in an amount equal to the value of such units determined in accordance with the Payment Schedule applicable to such awards, based on the cumulative, growth rate in the Corporation's reported earnings per share for all previously elapsed fiscal years, if any, included in the Award Cycles for such awards and the actual or presumed cumulative growth rate in the earnings per share for the balance of each Award Cycle, determined as follows: (i) if such Change of Control occurs prior to the completion of the first fiscal year of an Award Cycle, the cumulative growth rate to be utilized for the balance of the Award Cycle shall be the cumulative growth rate in the Corporation's earnings per share in the four fiscal years preceding the first year and (ii) if such Change of Control occurs during any subsequent fiscal year of an Award Cycle, the cumulative growth rate to be utilized for the balance of the Award Cycle shall be the cumulative growth rate of the preceding fiscal year(s) in that Award Cycle prior to the fiscal year in which occurs the Change of Control. In the event that a performance measure other than earnings per share is employed, similar adjustments shall be made for such holders of unmatured performance units. The Committee may in its discretion determine that such historical financial data are not appropriate or not available and may use the latest budgets, projections, forecasts or plans for the Corporation or its business units or subsidiaries. Except as expressly set forth in this Section 10(l), upon the occurrence of a Change of Control, no change(s) shall be made in the terms of any performance unit (including, without limitation, its unit base value, Payment Value or performance criteria) or in the underlying accounting assumptions or practices for purposes of determining the amount due thereunder, which change(s) would lessen the value of any performance unit to the holder thereof.

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11.  Withholding Taxes

   In connection with the transfer of shares of Common Stock as a result of the exercise of a Nonqualified Stock Option or stock appreciation right, the payment of performance units or the award of Restricted Stock or stock grants, the Corporation (a) shall not issue a certificate for such shares until it has received payment from the Participant of any Withholding Tax in cash or by the retention or acceptance upon delivery thereof by the Participant of shares of Common Stock sufficient in Fair Market Value to cover the amount of such Withholding Tax and (b) shall have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover any Withholding Tax. The Corporation shall have the right to withhold from any cash amounts due from the Corporation to the award recipient pursuant to the Plan an amount equal to the Withholding Tax. In either case, the Corporation shall make payment (or reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Withholding Tax, remitting any balance to the Participant. For purposes of this Section 11, the value of shares of Common Stock so retained or surrendered shall be equal to the Fair Market Value of such shares on the date that the amount of the Withholding Tax is to be determined (the "Tax Date"), and the value of shares of Common Stock so sold shall be the actual net sale price per share (after deduction of commissions) received by the Corporation.

   Notwithstanding the foregoing, the Participant may elect, subject to approval by the Committee, to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Corporation with funds sufficient to enable the Corporation to pay such Withholding Tax or by having the Corporation retain or accept upon delivery thereof by the Participant shares of Common Stock sufficient in Fair Market Value to cover the amount of such Withholding Tax. Each election by a Participant to have shares retained or to deliver shares for this purpose shall be subject to the following restrictions: (i) the election must be in writing and made on or prior to the Tax Date and (ii) if the Participant is subject to Section 16 of the Exchange Act, an election to have shares retained to satisfy the Withholding Tax must be an irrevocable election made at least six months prior to the Tax Date or the withholding election must become effective during the ten-businessday period beginning on the third business day following the date on which the Corporation releases for publication its annual or quarterly summary statements of sales and earnings and ending on the twelfth business day following the date of release thereof.

12.  Transferability  and  Ownership  Rights  of  Options,  Stock
     Appreciation Rights and Performance Units

   No option or stock appreciation fight granted or performance unit awarded under the Plan shall be transferable otherwise than pursuant to the designation of a Designated Beneficiary or by will, descent or distribution, and an option or stock appreciation fight may be exercised, during the lifetime of the holder thereof, only by him. The holder of an option, stock appreciation right or performance unit award shall have none of the rights of a stockholder until the shares subject thereto or awarded thereby shall have been registered in the name of such holder on the transfer books of the Corporation.

13.  Holding Periods

   (a) If a director or officer subject to Section 16 of the Exchange Act sells shares of Common Stock obtained upon the exercise of a stock option within six months after the date the option was granted, the option grant will no longer be exempt from Section 16(b) and will retroactively be deemed a nonexempt purchase as of the date of the option grant.

   (b) In order to obtain certain tax benefits afforded to incentive stock options under Section 422 of the Code, an optionee must hold the shares issued upon the exercise of an incentive stock option for two years after the date of grant of the option and one year from the date of exercise. An optionee may be subject to the alternative minimum tax at the time of exercise of an incentive stock option.

The Committee may require an optionee to give the Corporation prompt notice of any disposition in advance of the required holding period of shares of Common Stock acquired by exercise of an incentive stock option. Tax advice should be obtained when exercising any option and prior to the disposition of the shares issued upon the exercise of any option.

14.  Section 16(b) Compliance and Bifurcation of Plan

   It is the intention of the Corporation that, if any of the Corporation's equity securities are registered pursuant to
Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Section, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

15.  Adjustments Upon Changes in Capitalization

  Except as otherwise provided in Section 6(h) and Section 10(l), in the event of any changes in the outstanding stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to stockholders other than cash dividends, the Committee shall make such adjustments, if any, in light of the change or distribution as the Committee in its sole discretion shall determine to be appropriate, (i) in the number and class of shares or rights subject to options and stock appreciation rights and the exercise prices of the options and stock appreciation rights covered thereby, (ii) in the number of shares of Common Stock covered by a performance unit award for which certificates have not been delivered, any dividend equivalents to which deferred awards of Common Stock are entitled, and the performance measures established by the Committee under Section 10(a), and
(iii) in the Maximum Annual Employee Grant. In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted and stock appreciation rights or performance units awarded and the maximum number of shares of Restricted Stock which may be awarded shall be appropriately adjusted by the Committee.

16.  Amendment and Termination

   Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no awards of performance units, stock appreciation rights, or Restricted Stock or options shall be made after, June 26, 2002; provided, however, that such termination shall have no effect on awards of performance units, stock appreciation rights, Restricted Stock or options made prior thereto. The Plan may be terminated, modified or amended by the stockholders of the Corporation. The Board of Directors of the Corporation may also terminate the Plan, or modify or amend the Plan in such respects as it shall deem advisable in order to conform to any change in any law or regulation applicable thereto, or in other respects; however, to the extent required by applicable law or regulation, stockholder approval will be required for any amendment which will (a) materially increase the total number of shares as to which options may be granted or which may be used in payment of performance unit awards or stock appreciation right awards under the Plan or which may be issued as Restricted Stock, (b) materially change the class of persons eligible to receive awards of performance units or Restricted Stock and grants of stock appreciation rights or options, (c) materially increase the benefits accruing to participants under the Plan, or (d) otherwise require stockholder approval under any applicable law or regulation. The amendment or termination of the Plan shall not, without the consent of the recipient of any award under the Plan, alter or impair any rights or obligations under any award theretofore granted under the Plan.

17.  Effectiveness of the Plan

   The Plan shall become effective on June 26, 1992. The Committee may in its discretion authorize the awarding of performance units and Restricted Stock and the granting of options and stock appreciation rights, the payments, issuance or exercise of which, respectively, shall be expressly subject to the conditions that (a) the shares of Common Stock reserved for issuance under the Plan shall have been duly listed, upon official notice of issuance, upon each stock exchange in the United States upon which the Common Stock is traded and (b) a registration statement under the Securities Act of 1933, as amended, with respect to such shares shall have become effective.